                                                                   Exhibit 99.1

                                LOCK-UP AGREEMENT

       This Lock-Up Agreement (this "Agreement") is made and entered into as of September____, 2005, among Mirant Corporation ("Mirant"), a Delaware corporation; Mirant Americas Generation, LLC, a Delaware limited liability company ("MAG"); the undersigned noteholder (the "Noteholder"); the Official Committee of Unsecured Creditors of Mirant Americas Generation, LLC (the "MAG Official Committee"); and the Ad Hoc Committee of Bondholders of Mirant Americas Generation, LLC (the "MAG Ad Hoc Committee"). Mirant, MAG, the Noteholder, the MAG Official Committee, and the MAG Ad Hoc Committee are collectively referred to herein as the "Parties" and each individually as a "Party."

       In consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Agreement by Noteholder.


       (a) The Noteholder hereby agrees, so long as this Agreement remains in effect and during the period commencing on the date of this Agreement and continuing until the termination of this Agreement as provided for in Section 5 hereof, to (i) not directly or indirectly oppose (or encourage any other Person(1) or Entity to oppose) approval of the Amended Disclosure Statement, and (ii) not directly or indirectly oppose (or encourage any other Person or Entity to oppose) confirmation of the Amended Plan; provided, that, the obligations imposed on the Noteholder by this Section 1(a) shall apply to Noteholder solely in its capacity as a holder of the MAG Long-term Notes.

       (b) So long as this Agreement remains in effect and during the period commencing on the date of this Agreement and continuing until the termination of this Agreement as provided for in Section 5 hereof, the Noteholder agrees to take commercially reasonable actions to instruct, and hereby instructs, the MAG Indenture Trustee and the MAG Ad Hoc Committee to (i) withdraw, prior to the commencement of the hearing on the Amended Disclosure Statement, (A) the MAG Indenture Trustee's and the MAG Ad Hoc Committee's objections to the March 25 Disclosure Statement, (B) the MAG Ad Hoc Committee's Impairment Appeal (C) the MAG Indenture Trustee's joinder in the MAG Official Committee's Impairment Appeal, and (D) the MAG Ad Hoc Committee's joinder in the MAG Official Committee's objection to the Debtors' motion for approval of the Exit Commitment, and (ii) not oppose (A) approval of the CEO Motion, (B) approval of the Amended Disclosure Statement, or (C) confirmation of the Amended Plan; provided, that, without limiting the MAG Ad Hoc Committee's obligations under Section 4 hereof, the Noteholder shall not be required (x) to

-----------------

(1) Any capitalized term used herein but not defined herein shall have the meaning ascribed to such term in the term sheet attached hereto as EXHIBIT A (the "Term Sheet").

              indemnify or make any economic concession to the MAG Indenture Trustee in connection with such instruction, (y) to the extent the Noteholder has sold all or a portion of its MAG Long-term Notes, to locate or obtain an instruction from any Person or Entity that has purchased such MAG Long-term Notes, or (z) to the extent the Noteholder has sold all or a portion of its MAG Long-term Notes, to issue an instruction on behalf of a face amount of MAG Long-term Notes greater than the face amount of MAG Long-term Notes it then owns, after taking into account any of its sales of MAG Long-term Notes.

       (c) So long as this Agreement remains in effect and during the period commencing on the date of this Agreement and continuing until the termination of this Agreement as provided for in Section 5 hereof, the Noteholder agrees to take commercially reasonable actions to further instruct, and hereby further instructs, the MAG Indenture
              Trustee:

              (i) to consent to the inclusion in the master indenture and/or supplemental indenture for the MAG Long-term Notes of the covenants described in paragraph 2(a)(y)(2) below, and, to the extent necessary, to enter into a supplemental indenture memorializing the addition of such covenants to the master indenture and/or the supplemental indenture; provided, however, that this instruction is contingent upon confirmation of a chapter 11 plan for the Debtors in substantially the form of the Amended Plan no later than January 31, 2006; and

              (ii) not to object to findings by the Bankruptcy Court in a confirmation order or otherwise determining that under the Amended Plan the MAG Long-term Notes are not impaired, including that all existing defaults are cured and that no new defaults are created under the Amended Plan, including without limitation any defaults under the following sections of the master indenture: (a) section 501(3), (b)
                     section 801, and (c) section 802; and supplemental indenture: (a) section 109, and (b) section 111;

              provided, that, without limiting the MAG Ad Hoc Committee's obligations under Section 4 hereof, the Noteholder shall not be required (x) to indemnify or make any economic concession to the MAG Indenture Trustee in connection with such instruction, (y) to the extent the Noteholder has sold all or a portion of its MAG Long-term Notes, to locate or obtain an instruction from any Person or Entity that has purchased such MAG Long-term Notes, or
              (z) to the extent the Noteholder has sold all or a portion of its MAG Long-term Notes, to issue an instruction on behalf of a face amount of MAG Long-term Notes greater than the face amount of MAG Long-term Notes it then owns, after taking into account any of its sales of MAG Long-term Notes.

       (d) The Noteholder hereby agrees, so long as this Agreement remains in effect and during the period commencing on the date of this Agreement and continuing until the termination of this Agreement as provided for in Section 5 hereof, not to sell or transfer any of the MAG Long-term Notes it owns to any Person or Entity who does not first agree in writing to be bound by this Agreement by executing an acknowledgment substantially in the form of the acknowledgment attached hereto as EXHIBIT B (and any sale or transfer not in compliance with the foregoing shall be null and void); provided, that such restriction on transfer shall apply only to MAG Long-term Notes owned by the Noteholder, including any MAG Long-term Notes acquired by the Noteholder after the date of this Agreement. For the avoidance of doubt, nothing in this Agreement shall limit the Noteholder's ability to sell or transfer any other securities.

2.     Agreement by Mirant.

       (a)    Provided that:

              (i) Mirant receives executed lock-up agreements ("Lock-up Agreements"), each of which shall be substantially in the form of this Agreement, from the holders of MAG Long-term Notes in a minimum aggregate face amount to be mutually agreed among Mirant, the MAG Official Committee, and counsel to the MAG Ad Hoc Committee; and

              (ii) the MAG Indenture Trustee and the MAG Ad Hoc Committee withdraw their objections to the March 25 Disclosure Statement (as it is to be amended) and any related actions; and

              (iii) the MAG Indenture Trustee, in conjunction with the MAG Official Committee's and the MAG Ad Hoc Committee's withdrawal of the Impairment Appeal, withdraws its joinder to the MAG Official Committee's Impairment Appeal and any related actions; and

              (iv) the MAG Ad Hoc Committee withdraws its (A) Impairment Appeal, and (B) joinder to the MAG Official Committee's objection to the Debtors' motion for approval of the Exit Commitment and any related actions; and

              (v) the MAG Indenture Trustee and the MAG Ad Hoc Committee agree not to oppose (A) approval of (I) the CEO Motion, or
                     (II) the Amended Disclosure Statement, or (B) confirmation of the Amended Plan,

              then Mirant shall file, by 5 p.m. (eastern time) on the date that is three (3) business days prior to the hearing on the Amended Disclosure Statement, but in no event later than October 17, 2005,
              (x) a Form 8-K with the Securities and Exchange Commission disclosing that the condition set forth in Section 2(a)(i) hereof and paragraph 10(b) of the Term Sheet has been satisfied, and (y) with the Bankruptcy Court, the Amended Disclosure Statement and the Amended Plan, which shall provide for the following treatment of MAG Debtor Class 6 - Long-term Note Claims thereunder:

              (1) payment in Cash on the Effective Date of the Amended Plan of all unpaid interest accrued at the contractual rate through the Effective Date

                     (including "interest on interest" as contemplated by Section 503 of the MAG Indenture governing the MAG Long-term Notes), compounded semi-annually on the date of each scheduled payment, and "Additional Interest," as defined in Section 2(e) of the MAG Registration Rights Agreement, during the period while MAG was not a timely SEC filer); and

              (2) provision of (I) a new covenant enforceable by the MAG Indenture Trustee that would provide that any payments from MAG to New Mirant at a time when MAG or its subsidiaries owe debt to New Mirant (or any of its non-MAG subsidiaries), shall be treated as a repayment of such debt, rather than as a dividend until all such debt is repaid, and (II) a new debt incurrence test enforceable by the MAG Indenture Trustee that would limit the ability of MAG and its subsidiaries to incur additional debt (other than "Permitted Debt"), unless the consolidated ratio of net debt to EBITDA for MAG and its subsidiaries was 6.75:1 or less. For purposes of the covenant, all terms shall be as defined in the Exit Commitment; provided, that "Permitted Debt" would include (a) all debt at MAG and its subsidiaries as of the Effective Date, (b) debt at MIRMA as permitted by the MIRMA Leases, (c) debt arising under or permitted by the Exit Facility (excluding (x) "Subordinated Debt" as defined in the Exit Commitment, and (y) intercompany loans not made in the ordinary course of business), (d) an amount up to $200 million at MAG, and (e) the refinancing of any of the foregoing debt; provided, that with respect to the refinancing of the MAG Long-term Notes maturing in 2011, subsidiaries of MAG may only incur up to $250 million of debt (in addition to any unused portion of the $250 million additional debt basket provided for in the Exit Facility).

       (b) Except for the modifications described in Sections 2(a)(y)(1) and 2(a)(y)(2) hereof, Mirant hereby agrees that it shall not modify the treatment of MAG Debtor Class 6 - MAG Long-term Note Claims under the Amended Disclosure Statement or the Amended Plan in any material respect. Furthermore, subject to the substantial consummation of the Amended Plan, MAG hereby agrees, as issuer of the MAG-Long-term Notes and for purposes of this paragraph, solely with respect thereto, to comply with the indemnification and hold harmless obligations to the MAG Indenture Trustee consistent with the Master Indenture dated as of May 1, 2001 by and between Mirant Americas Generation, LLC (f/k/a Mirant Americas Generation, Inc.) and Wells Fargo Bank, National Association, as successor trustee to Bankers Trust Company, and that such obligations will survive the confirmation and effectiveness of the Amended Plan.

3.     Further Agreement by the Parties. The Parties agree and acknowledge that
       (i) the identity of the Noteholder, and (ii) the amount of MAG Long-term Notes committed by the Noteholder pursuant to this Agreement and set forth on the signature page hereto are highly confidential information and may not be disclosed by any Party to any Person or Entity other than
       (A) Mirant and its counsel, (B) the MAG Official Committee and its counsel, or (C) counsel to the MAG Ad

       Hoc Committee, without the prior written consent of Noteholder; provided, that, (x) the Debtors may disclose the identity of the Noteholder in a document filed with the Bankruptcy Court so long as such document is filed under seal, and (y) the Parties may disclose the identity of the Noteholder if ordered by the Bankruptcy Court or other court of competent jurisdiction or such disclosure is otherwise required by law or such confidential information otherwise becomes available to the public other than as a result of a breach of this Agreement; provided, further, that
       (a) in the event the Debtors disclose the identity of the Noteholder in a document filed with the Bankruptcy Court under seal, the Debtors must notify counsel to the MAG Ad Hoc Committee and counsel to the MAG Official Committee prior to filing the document, and (b) in the event a Party is ordered by the Bankruptcy Court or other court of competent jurisdiction or is otherwise required by law to disclose the identity of the Noteholder, such Party will (I) immediately notify counsel to the MAG Ad Hoc Committee and counsel to the MAG Official Committee, of such order or requirement as soon as practicable so that the Noteholder may seek an appropriate protective order, and (II) use commercially reasonable efforts to cooperate with counsel to the MAG Ad Hoc Committee and counsel to the MAG Official Committee in connection with their efforts to seek a protective order.

4. Agreement by MAG Ad Hoc Committee. The MAG Ad Hoc Committee hereby agrees to use reasonable efforts (which efforts may be satisfied through its representatives) to (i) poll the members of the MAG Ad Hoc Committee to determine whether such members know of any holders of MAG Long-term Notes (other than the members of the MAG Official Committee) who have not executed Lock-up Agreements, and contact and encourage such noteholders to execute the Lock-up Agreements, and (ii) contact any holders of MAG Long-term Notes (other than the members of the MAG Ad Hoc Committee) who have contacted the MAG Ad Hoc Committee within the preceding twelve (12) months to discuss joining the MAG Ad Hoc Committee, and encourage such noteholders to execute the Lock-up Agreements.

5.     Termination of Agreement; Withdrawal.

       (a) The Parties may terminate their respective obligations hereunder, and the Noteholder may rescind, withdraw or revoke any action taken by the Noteholder pursuant to this Agreement, upon the (i) material breach by any Party of its obligations under this Agreement, and (ii) the failure by Mirant to file, by 5 p.m. (eastern time) on the date that is three (3) business days prior to the hearing on the Amended Disclosure Statement, but in no event later than October 17, 2005, the Amended Disclosure Statement and the Amended Plan, each providing for (A) the treatment of MAG Debtor Class 6 - Long-term Note Claims set forth in Sections 2(a)(y)(1) and 2(a)(y)(2) hereof, (B) the treatment of MAG Debtor Class 5 - Unsecured Claims set forth in paragraph 10(a) of the Term Sheet, (C) the issuance of MAI Series A Preferred Shares as set forth in paragraph 10(d) of the Term Sheet, (D) the reimbursement of the fees of (x) the Old Indenture Trustee as set forth in paragraph 10(c) of the Term Sheet, and (y) counsel to the MAG Ad Hoc Committee as set forth in paragraph 10(e) of the Term Sheet, and (E) the agreement of the Debtors set forth in paragraph 10(f) of the Term Sheet; provided, that Mirant may, with the prior written consent of the MAG Official Committee, modify the treatment of MAG Debtor Class 5 - Unsecured Claims set forth in paragraph 10(a) of the Term Sheet if such modification is materially economically consistent with the treatment set forth in the Term Sheet.

       (b) The Parties may terminate their respective obligations hereunder upon

              (i) the failure by the Bankruptcy Court to confirm, by 5 p.m. (eastern time) on January 31, 2006, the Amended Plan, providing for (A) the treatment of MAG Debtor Class 6 - Long-term Note Claims set forth in Sections 2(a)(y)(1) and 2(a)(y)(2) hereof, (B) the treatment of MAG Debtor Class 5
                     - Unsecured Claims set forth in paragraph 10(a) of the Term Sheet, (C) the issuance of MAI Series A Preferred Shares as set forth in paragraph 10(d) of the Term Sheet, (D) the reimbursement of the fees of (x) the Old Indenture Trustee as set forth in paragraph 10(c) of the Term Sheet, and (y) counsel to the MAG Ad Hoc Committee as set forth in paragraph 10(e) of the Term Sheet, and (E) the agreement of the Debtors set forth in paragraph 10(f) of the Term Sheet; provided, that Mirant may, with the prior written consent of the MAG Official Committee, modify the treatment of MAG Debtor Class 5 - Unsecured Claims set forth in paragraph 10(a) of the Term Sheet if such modification is materially economically consistent with the treatment set forth in the Term Sheet; and

              (ii) the failure of the Effective Date to occur by 5 p.m. (eastern time) on March 31, 2006, with respect to the Amended Plan, providing for (A) the treatment of MAG Debtor Class 6 - Long-term Note Claims set forth in Sections 2(a)(y)(1) and 2(a)(y)(2) hereof, (B) the treatment of MAG Debtor Class 5 - Unsecured Claims set forth in paragraph 10(a) of the Term Sheet, (C) the issuance of MAI Series A Preferred Shares as set forth in paragraph 10(d) of the Term Sheet, (D) the reimbursement of the fees of (x) the Old Indenture Trustee as set forth in paragraph 10(c) of the Term Sheet, and (y) counsel to the MAG Ad Hoc Committee as set forth in paragraph 10(e) of the Term Sheet, and (E) the agreement of the Debtors set forth in paragraph 10(f) of the Term Sheet; provided, that Mirant may, with the prior written consent of the MAG Official Committee, modify the treatment of MAG Debtor Class 5 - Unsecured Claims set forth in paragraph 10(a) of the Term Sheet if such modification is materially economically consistent with the treatment set forth in the Term Sheet. For purposes of clarification, following a termination of this Agreement pursuant to Section 5(b)(i) hereof, the Noteholder, the MAG Official Committee and the MAG Ad Hoc Committee shall have the right to oppose (I) confirmation of the Amended Plan, and (II) approval of the disclosure statement relating to any other plan of reorganization proposed by the Debtors, and confirmation of any such plan, in each case on any and all grounds including, without limitation, the grounds set forth in the Impairment Appeal.

6.     Representations and Warranties.

       (a) Each Party represents and warrants that the execution and delivery of this Agreement and the implementation of the obligations contemplated hereby have been duly and validly authorized by all required actions on the part of such Party and no other proceedings on the part of such Party are necessary to authorize this Agreement or to carry out the obligations contemplated hereby. This Agreement has been duly and validly executed and delivered by such Party and, assuming this Agreement has been duly authorized, executed and delivered by the other Parties hereto, constitutes a valid and binding agreement of such Party.

       (b) The Noteholder represents and warrants that (i) it owns the MAG Long-term Notes specified underneath the Noteholder's signature line on the signature page hereto, and (ii) the aggregate face amount of MAG Long-term Notes the Noteholder owns as of the date of this Agreement does not exceed the aggregate face amount of MAG Long-term Notes specified underneath the Noteholder's signature line on the signature page hereto. The Noteholder also represents and warrants that it does not own or control any MAG Long-term Notes other than the aggregate face amount of MAG Long-term Notes specified underneath the Noteholder's signature line on the signature page hereto.

       (c) The Noteholder represents and warrants that it has not entered into any agreements that restrict its rights or remedies as a holder of the MAG Long-term Notes in a manner that would affect its ability to carry out its obligations hereunder.

7. Acknowledgment. This Agreement is not and shall not be deemed to be a solicitation for approval or acceptance of the Amended Plan.

8. Amendments. This Agreement may not be modified, amended or supplemented without the prior written consent of the Parties.

9. Reservation of Rights. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner, waive, limit, impair or restrict the ability of any of the Parties to protect and preserve its rights, remedies and interests, including without limitation, the claims of Noteholder against the Debtors. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights.

10. Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Northern District of Texas. By execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.

11. Specific Performance. It is understood and agreed by each of the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

12. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

13. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

14. Prior Negotiations: Conflicts. This Agreement and the Term Sheet supersede all prior negotiations with respect to the subject matter hereof. In the event that any provision of this Agreement conflicts with any provision of the Term Sheet, the terms of this Agreement shall supercede the terms of the Term Sheet.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

16. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof.

         IN WITNESS WHEREOF, EACH OF THE PARTIES HAS CAUSED THIS AGREEMENT TO BE EXECUTED AND DELIVERED BY ITS DULY AUTHORIZED OFFICER AS OF THE DATE FIRST ABOVE WRITTEN.



MIRANT CORPORATION                                            THE OFFICIAL COMMITTEE OF
                                                              UNSECURED CREDITORS OF
---------------------------------                             MIRANT AMERICAS GENERATION,
By:                                                           LLC
Its:

                                                              -------------------------------
                                                              By:


LEGAL NAME OF NOTEHOLDER:                                     THE AD HOC COMMITTEE OF
                                                              BONDHOLDERS OF MIRANT
                                                              AMERICAS GENERATION, LLC
---------------------------------
By:                                                           -------------------------------
Its:                                                          By:
Its:


Face Amount of MAG Long-term Notes held
by Noteholder:

8.3% Senior Notes due 2011:_____________
8.5% Senior Notes due 2021:_____________
9.125% Senior Notes due 2031:___________


MIRANT AMERICAS GENERATION, LLC

---------------------------------
By:
Its:

                                    EXHIBIT A

                              (Term Sheet attached)

                                    EXHIBIT B

                             Form of Acknowledgment

       [Purchaser] hereby agrees to be bound by the terms of the Lock-Up Agreement attached as Exhibit [ ] to the 8-K filed by Mirant Corporation on [ ].


[Date]
                                                  [PURCHASER]



                                                  -----------------------------
                                                  By:
                                                  Its: